                                                                    EXHIBIT 21.1

 SUBSIDIARIES OF ANC RENTAL CORPORATION

  LEGAL ENTITY                                                 STATE OF INCORPORATION
  -----------------------------------------------------------------------------------
  Alamo Financing, LLC                                                       DE

  Alamo Financing, LP                                                        DE

  Alamo International Sales, Inc.                                            FL

  Alamo Rent-A-Car (Canada), Inc.                                            FL

  Alamo Rent-A-Car (Vienna) GmbH                                             Austria

  Alamo Rent-A-Car Locadora De Automoveis LTDA                               Brazil

  Alamo Rent-A-Car Management, LP [f/k/a ARC Management, LP]                 DE

  Alamo Rent-A-Car, LLC [f/k/a Alamo Rent-A-Car, Inc.]                       DE

  ANC Aviation, Inc.                                                         DE

  ANC Collector Corporation                                                  DE

  ANC Financial Corporation                                                  DE

  ANC Financial GP Corporation                                               DE

  ANC Financial, LP                                                          DE

  ANC Management Services Corporation                                        DE

  ANC Management Services, LP                                                DE

  ANC Rental (Europe) [f/k/a Republic Industries (Europe)]                   England

  ANC Rental Corporation                                                     DE

  ANC Rental Corporation (Franchising) Limited [f/k/a Republic Industries    England
  Automotive Rental Group (Licensing), Limited]

  ANC Rental Corporation (Group) PLC [f/k/a Republic Industries (UK) PLC]    England

  ANC Rental Corporation (Holdings) Limited [f/k/a Alamo Rent-A-Car (UK)     England

  ANC Rental Corporation (Properties) Limited                                England
  f/k/a Republic Industries (Properties)Limited

  ANC Rental Corporation (UK) Limited [f/k/a National Car Rental Ltd.]       England

  ANC Rental Pension Scheme Trustees Limited [f/k/a Republic Industries      England
  Pension Scheme Trustees Limited]

  ARC-GP, Inc.                                                               DE

  ARC-TM, Inc.                                                               DE

  LEGAL ENTITY                                                 STATE OF INCORPORATION
  -----------------------------------------------------------------------------------
  ARG Funding Corp.                                                          DE

  ARG Reservation Services, LLC                                              DE
  (member managed)

  ARI Fleet Services, Inc.                                                   MO

  Auto Rental, Inc.                                                          MO

  Car Rental Claims, Inc.                                                    DE

  CarTemps Financing, L.P.                                                   DE

  CarTemps Financing, LLC                                                    DE

  CC Autohansa GmbH & Co. K.G.                                               Germany

  Claims Management Center, Inc.                                             FL

  Co-Operatieve Vereniging "Main" 2000 UA                                    Holland

  Diplema 272 Limited                                                        England

  Diplema 274 Limited                                                        England

  Diplema Spain SA                                                           Spain

  Guy Salmon USA, Inc.                                                       FL

  International Automotive Group Insurance Company, Ltd.                     Bermuda

  Liability Management Companies Holding, Inc. [f/k/a Republic Security      DE
  Companies Holding Co.]

  National Car Rental (Australia) Pty Ltd. (Joint Venture)                   Austrailian capital territory

  National Car Rental (Canada), Inc.                                         Ontario

  National Car Rental (Germany) GmbH                                         Germany

  National Car Rental Asia-Pacific Pty Limited                               Australia

  National Car Rental do Brasil Empreendimentos Ltda                         Brazil

  National Car Rental Financing Corporation                                  DE

  National Car Rental Financing Limited Partnership                          DE

  National Car Rental Hawaii Partnership                                     Hawaii

  National Car Rental Holdings (Australia) Pty Ltd.                          New South Wales

  National Car Rental Hong Kong Limited                                      Hong Kong

  National Car Rental Licensing, Inc.                                        DE

  LEGAL ENTITY                                                 STATE OF INCORPORATION
  -----------------------------------------------------------------------------------
  National Car Rental System (Canada), Inc.                                  Ontario

  National Car Rental System (New Zealand) Limited                           New Zealand

  National Car Rental System, Inc.                                           DE

  NCR Affiliate Servicer, Inc.                                               DE

  NCRAS Management, LP                                                       DE

  NCRAS-GP, Inc.                                                             DE

  NCRS Insurance Agency, Inc.                                                DE

  NCRS NR, Inc.                                                              DE

  NT Limited Partnership                                                     Ontario

  Post Retirement Liability Management, Inc.                                 FL

  Provincial Assesors Ltd.                                                   England

  Provincial Securities, Ltd.                                                England

  Rental Liability Management Holdings, LLC                                  DE

  Rental Liability Management, Inc. [f/k/a Absolute Systems, Inc.]           FL

  Republic Fiduciary, Inc.                                                   DE

  Republic Guy Salmon Partner, Inc.                                          FL

  Republic Industries (German Holding) GmbH                                  Germany

  Republic Industries (Holdings) PLC                                         England

  Republic Industries Automotive Rental Group (Belgium), Inc. [f/k/a Alamo   FL
  Rent-A-Car (Belgium), Inc.]

  Republic Industries Automotive Rental Group (Holland) BV                   Netherlands

  Republic Industries Automotive Rental Group (Switzerland) AG               Switzerland

  Republic Industries Automotive Rental Group Insurances Ltd.                Guernsy

  Republic Industries Autovermietung GmbH                                    Germany

  Republic Industries Fuhrpark Leasing GmbH [f/k/a Autohansa Fuhrpark        Germany
  Services GmbH]

  Republic Industries Funding Corp.                                          DE

  Republic Marketing Services Middle East Ltd.                               British Virgin Islands

  Snappy Fleet Finance Corporation                                           DE

  LEGAL ENTITY                                                 STATE OF INCORPORATION
  -----------------------------------------------------------------------------------

  Snappy Funding Corp.                                                       DE

  Snappy Funding L.P.                                                        DE

  Spirit Leasing, Inc. (f/k/a Spirit Renting & Leasing, Inc.)                OH

  Spirit Rent-A-Car, Inc. (d/b/a CarTemps USA)                               OH

  SRAC Management, LP                                                        DE

  SRAC-GP, Inc.                                                              DE

  SRAC-TM, Inc.                                                              FL